UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2023
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 18, 2023, the Board of Directors (the “Board”) of Tri Pointe Homes, Inc. (the “Company”) adopted an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”), effective as of the same day. The Amended and Restated Bylaws implement and elaborate on the operation of the universal proxy card rules recently adopted by the U.S. Securities and Exchange Commission and reflect recent amendments to the Delaware General Corporation Law (the “DGCL”) by, among other things:

•updating the procedural and disclosure requirements applicable to nominations of directors and the proposal of other business by stockholders of the Company (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including expanding upon the information required under Article II, Section 2.1(c) and Article III, Section 3.1(a), to, among other things:

◦require any stockholder seeking to nominate one or more directors at a stockholder meeting to comply with Rule 14a-19 under the Exchange Act;

◦clarify that certain informational requirements applicable to stockholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities);

◦require a written statement in support of the proposed nominee and a completed director questionnaire;

◦require disclosure of plans or proposals relating to certain actions that may impact the control or ownership of the Company that are set forth in federal securities laws; and

◦require prompt notification of any changes to information delivered with such stockholder’s notice;

•reserving the use of a white proxy card for solicitation by the Board;

•to align with recent amendments to the DGCL, updating the procedural requirements applicable to providing notice of an adjourned meeting if the Company ever experiences technical difficulties with convening or conducting a virtual meeting;

•to align with recent amendments to the DGCL, eliminating the requirement that a list of stockholders be made available during stockholder meetings;

•including an emergency bylaw provision in Article III, Section 3.14 that seeks to facilitate an orderly corporate governance process during emergency conditions;

•including additional language that clarifies the authority of (i) the Board or the chairman of a meeting to establish procedures for a stockholder meeting and (ii) the Company to hold a remote stockholder meeting; and

•including technical and conforming revisions and clarifications, including reflecting the Company’s previously effective corporate name change.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)Exhibits
3.1           Amended and Restated Bylaws of Tri Pointe Homes, Inc.
104          Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: October 19, 2023	By:	/s/ David C. Lee
David C. Lee, Vice President, General Counsel and Secretary

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